UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: May 7, 2002
                        COMMISSION FILE NUMBER: 333-30914


                                XTREME WEBWORKS
        ---------------------------------------------------------------
       (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

  8100 West Sahara Avenue, Suite 200
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                       N/A
         ---------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)



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Item 2. Aquistion
-----------------
On April 26, 2002, Xtreme Webworks signed an acquisition agreement with Waste Renewal Systems, Inc. a privately held Nevada corporation. A copy of the Acquistion Agreement is filed as an exhibit herewith. A copy of the Executive Summary is filed as attachment Exhibit EX-1.

EXHIBITS
--------
1. Executive Summary - Exhibit EX-1
2. Acquisition Agreement

ACQUISITION AGREEMENT

Agreement dated as of April 26, 2002 between Xtreme Webworks, a Nevada corporation ("Xtreme/Buyer") in behalf of its shareholders, and Waste Renewal Systems, Inc., a Nevada corporation ("Waste/Seller") on behalf of its shareholders.

The parties wish to provide for Wastes sale of the Shares to Xtreme and Xtremes purchase of the Shares from the Waste on the terms and conditions of this Agreement.

The parties agree as follows:

1. The Acquisition.

   1.1 Purchase and Sale Subject to the terms and conditions of this Agreement, at the closing to be held as provided in Section 2, Seller shall exchange the Shares to Xtreme, and Xtreme shall exchange the Shares from Waste, free and clear of all Encumbrances.

   1.2 Purchase Price. Purchaser will exchange 5,000,000 shares of its restricted common stock for each share representing all of the issued and outstanding original capital stock of ownership interest of Waste. It is anticipated that this transaction will be a non-taxable event under Rule 368 of the IRS Codes and that if not, the tax will be paid by the shareholders of Waste.

2. The Closing.

   2.1 Place and Time. The closing of the sale and purchase of the Shares (the "Closing") shall take place at the offices of Xtreme
Webworks, Las Vegas, NV, no later than the close of business (Las Vegas, time) on 4/25/02, or at such other place, date and time as the parties may agree in writing.

   2.2 Deliveries by Waste. At the Closing, Waste shall deliver the following to Xtreme:

   (a) Certificates representing the Shares, duly for transfer to Xtreme and accompanied by and applicable stock transfer tax stamps; Waste shall cause Xtreme to change those certificates for and to deliver to Waste at the Closing, certificates representing the Shares registered in the names of Xtreme (with any legend or other reference to any Encumbrance).

   (b) The document contemplated by Section 3.

   (c) All other documents, instruments and writings required by this Agreement to be delivered by Waste at the Closing and any other documents or records relating to Wastes business reasonably requested by Xtreme in connection with this Agreement including but not limited to all licenses and assignment agreements.

   2.3 Deliveries by Xtreme.

At the Closing, Xtreme shall deliver the following to Waste:

   (a) The shares as contemplated by section 1.

   (b) The documents contemplated by section 4.

   (c) All other documents, instruments and writings required by this Agreement to be delivered by Xtreme at the Closing.

3. Conditions to Xtremes Obligations

The obligations of Xtreme to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Xtreme:

   3.1 Representations, Warranties and Agreements.

    (a)The representations and warranties of Waste set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) Waste shall have performed and compiled in all material respects with the agreements contained in this Agreement required to be performed and compiled with by it at or prior to the Closing and (c) Xtreme shall have received certificates to that effect signed by authorized representatives of Waste.

   3.2 Resignation of Directors.

There shall be three(3)directors of Xtreme Webworks and its Subsidiaries whose resignations shall take effect at the closing requested by Waste and approved by Xtreme.

4. Conditions to Wastes Obligations.

The obligations of Waste to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions,any one or more of which may be waived by Waste:

   4.1 Representations, Agreements, Releases, Licensing of Intellectual Properties.All duties or obligations to the release from Bach-Hauser,Inc. as reflected in documents made apart as (Exhibit A)in this agreement.

    (a)The representations and warranties of Xtreme set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time,(b) Xtreme shall have performed and compiled in all material respects with the agreements contained in this Agreement required to be performed and compiled with by it prior to or at the Closing and(c)Waste shall have received a certificate to that effect signed by an officer of Xtreme.

5. Representations and Warranties of Waste

Waste represents and warrants to Xtreme that, to the Knowledge of Waste (which limitation shall not apply to Section 5.3), and except as set forth in the Disclosure Letter:

   5.1 Organization of Waste. Authorization. Waste is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.The execution,delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Waste and this Agreement constitutes a valid and binding obligation of Waste, enforceable against it in accordance with its terms.

   5.2 Conflict as to Waste. Neither the execution and delivery of this Agreement nor the performance of Xtremes obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Waste or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Waste.

   5.3 Ownership of Share. The exchange of certificates to Xtreme and the exchange to Waste will result in Xtremes immediate acquisition of record and beneficial ownership of the Shares,free and clear of all Encumbrances. There are no outstanding options,rights,conversion rights,agreements or commitments of any kind relating to the issuance,sale or transfer of any Equity Securities or other securities of Waste.

Title to Properties.Either Waste or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Balance sheet (except for property sold since the date of the Balance sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by Waste Renewal Systems, Inc., or any of its Subsidiaries since the date of the Balance Sheet.

Buildings,Plants and Equipment.The buildings,plants,structures and material items of equipment and other personal property owned or leased by Waste Renewal Systems, Inc., or its Subsidiaries are, in all respects material to the Business or financial condition of Waste Renewal Systems, Inc., and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted)and are adequate in all such respects for the purposes for which they are being used.

Absence of Certain Changes.Since the date of the Balance Sheet,neither Waste nor any of its Subsidiaries has:

Suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Waste and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

Made any change or amendment in its certificate of incorporation or by-laws or other governing instruments;

Issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

Paid, discharged or satisfied any material claim,liability or obligation (absolute, accrued, contingent or otherwise), other that in the ordinary course of business;

Prepaid any material obligation having a maturity of more that 90 day from the date such obligation was issued or incurred;

Cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

No Material Adverse Change. Since the date of the Balance Sheet, there has not been any material adverse change in the business or financial condition of Waste Renewal Systems, Inc., and its Subsidiaries taken as a whole,other than changes resulting from economic conditions prevailing in the United States.

Broker or Finders.Waste has not employed any broker or finder or incurred any liability for any brokerage or finders fees or commissions or similar payments in connection with the exchange of the Shares to Xtreme.

Transactions with Directors and Officers.Waste Renewal Systems,Inc., and its Subsidiaries do not engage in business with any Person (other than Waste)in which any of Wastes directors or officers has a material equity interest.No director or officer of Waste Renewal Systems, Inc. owns any property, asset or right, which is material to the business of Waste and its Subsidiaries, taken as a whole.


Representations and Warranties of Xtreme.
Xtreme represents and warrants to Waste as follows:

Organization of Xtreme. Authorization. Xtreme is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Xtreme and this Agreement constitutes a valid and binding obligation of Xtreme, enforceable against it in accordance with its terms.

    Broker or Finders. Xtreme has not employed any broker or finder or incurred any liability for any brokerage or finders fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

    Purchase for Investment. Xtreme is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with any distribution of any portion thereof in violation of any applicable securities law.

   Conflict as to Xtreme. Neither the execution and delivery of this Agreement nor the performance of Xtremes obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Xtreme or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Xtreme.

    Buyer is a publicly traded company, which does trade on the OTCBB, under the symbol of XWEB and has properly filed all documentation with the SEC and will file all proper papers on the completion of this acquisition with the NASD or other applicable bodies necessary to remain a publicly traded company.

There are no pending or threatened regulatory claims, demands or liabilities of any kind or nature against Xtreme or its assets.
There is pending litigation in the matter of Xtreme Webworks v. Marlon, Splain, et. al, Case No. A441230, Dept XIX, District Court,Clark County, Nevada.

Xtreme has filed all federal, state and local income or other tax returns as required by law; and has a pending tax obligation which is due,and is making further arraignments to retire this tax delinquencies on a monthly bases at the present time there are no tax leans any kind.

There are currently 3,950,318 shares issued and outstanding in Xtreme. The shares, when issued were properly distributed under applicable securities laws, and Buyer has taken no action to cause said stock to lose its free trading status. There are no warrants, option agreements or pending subscription agreements whereby Xtreme is obligated to issue any additional stock to any person.

7. Access and Reporting; Filings with Governmental Authorities.

Access.Between the date of this Agreement and Closing date,Waste shall, and shall cause Waste Renewal Systems, Inc., to,(a) give Xtreme and its authorized representatives reasonable access to all plants, offices, warehouses and other facilities and properties of Waste Renewal Systems, Inc., and it Subsidiaries and to the books and records of Waste and its Subsidiaries, (b) permit Xtreme to make inspections thereof, and (c) cause its officers and its advisors to furnish Xtreme with such financial and operating data and other information with respect to the business and properties of Waste and its Subsidiaries and to discuss with Xtreme and its authorized representatives the affairs of Waste and its Subsidiaries all as Xtreme may from time to time reasonably requests.

Exclusivity. From the date hereof until the earliest of the Closing or the termination of this Agreement, Waste shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, Waste Renewal Systems, Inc., except for the acquisition of the Shares by Xtreme.

Publicity. Between the date of this Agreement and the Closing Date. Seller and Buyer shall cause Xtreme to, discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees)concerning the contemplated transaction.

Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) Xtreme shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or to use (except in connection with the transactions contemplated hereby) all nonpublic information obtained by Xtreme pursuant to Section 7.1. Following the Closing, Waste shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to Xtreme and its Subsidiaries. This
Section 7.2 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, Xtreme shall return to Waste, or destroy, all information it shall have received from Waste Renewal Systems, Inc., in connection with this Agreement and the transactions contemplated hereby together with any copies or summaries thereof or extracts thereof.Waste and Xtreme shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections 7.1 and 7.2 to comply with the provisions of this Section 7.3.

8. Conduct of Waste Renewal Systems, Inc. Prior to the Closing.

Operation in Ordinary Course.Between the date of this Agreement and the Closing date, Waste shall cause Waste Renewal Systems, Inc., and its subsidiaries to conduct their businesses in all material respects in the ordinary course.

Business Organization.Between the date of this Agreement and the Closing Date,Waste shall use its reasonable efforts,and shall cause Waste Renewal Systems, Inc., and each of its Subsidiaries to use its respective reasonable efforts to (a) preserve substantially intact the business organization of Waste Renewal Systems, Inc.,and each of its Subsidiaries and keep available the services of the present officers and employees of Waste Renewal Systems, Inc., and each of its Subsidiaries and (b) preserve in all material respects the present business relationships and good will of Waste Renewal Systems, Inc., and each of its Subsidiaries.

Corporate Organization. Between the date of this Agreement and the Closing Date, neither Xtreme or Waste shall not cause or permit any amendment of the certificate of incorporation of by-laws (or other governing instrument) of Waste Renewal Systems, Inc., or any of its subsidiaries and shall cause Waste Renewal Systems, Inc., and each of its subsidiaries not to:

Issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities.

Sell or otherwise dispose of any Equity Securities of Waste Renewal Systems, Inc., or any of its subsidiaries, or create or suffer to be created any Encumbrances thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of Waste Renewal Systems, Inc., or any of its subsidiaries;

Reclassify, split-up or otherwise change any of its Equity Securities;

Be party to any merger, consolidation or other business combination;

Sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of Waste Renewal Systems, Inc., and its subsidiaries taken as a whole, except in the ordinary course of business.

9. Survival of Representations and Warranties; Indemnification.

Survival. No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3 (only as to Seller), 5.10, 6.1, 6.2, 6.3, 6.4 (the Surviving Representations and Warranties).

Indemnification by Waste.Waste shall indemnify and hold harmless Xtreme and shall reimburse Xtreme for, any loss, liability, damage or expense (including reasonable attorneys fees) (collectively "Damages") arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Waste in this Agreement or (b) any failure by Waste to perform or comply with any agreement in this Agreement.

Indemnification by Xtreme. Xtreme shall indemnify and hold Waste, and shall reimburse Waste for, any Damages arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Buyer in this Agreement (b) any failure to perform or comply with any agreement required to have been performed or compiled with prior to Closing Date.

10. Termination.
    This Agreement may be terminated before the Closing occurs only as follows:

By written agreement of Waste and Xtreme at any time.

By Xtreme, by notice to Waste at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time of Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur of if satisfaction of such a condition is or becomes impossible.

By Waste or Xtreme, at any time after, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

11. Effect of Termination
If this Agreement is terminated pursuant to Section 10(a),this Agreement shall terminate without any liability or further obligation of any party to another.

12. Notices.
All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or Tele-copier (with receipt confirmed), provided that a copy is mailed by registered mail return receipt requested,or (c)received by the delivery service(receipt requested), in each case to the appropriate addresses, telex numbers and Tele-copier numbers set forth blow (or to such addresses, telex numbers and Tele-copier numbers as a party may designate as to itself by notice to the other parties).

If to Buyer:

Xtreme Webworks.
8100 West Sahara Ave Suite 200
Las Vegas, NV 89117
Phone #702-966-0600

If to Seller:

Waste Renewal Systems, Inc.
350 Kachina Dr.,
Las Vegas, Nevada  89123

13. Miscellaneous

Expenses. Each party shall bear its own expenses incident to the preparation negotiation execution and delivery of this Agreement and the performance of its obligations hereunder.
Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated really.

Counterparts.This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which shall constitute the same instrument.

Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that Xtreme may assign its rights (but not its obligations)under this Agreement to its wholly owned Subsidiary without the consent of Waste, provided that, after the Closing,no consent of Waste shall be needed in connection with any merger or consolidation of Xtreme with or into another entity.

Xtreme Webworks                      Waste Renewal Systems, Inc.

By:/S/ Shaun Hadley                  By: /S/ Clayton Kass
   ----------------                     -----------------
       President                             President

Dated this 26th day of April 2002    Dated this 26th day of April 2002

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 XTREME WEBWORKS
                                 ---------------
                              (Name of Registrant)



Date:  May 2, 2002                   By:  /s/ SHAUN HADLEY
                                          ----------------
                                              SHAUN HADLEY
                                              PRESIDENT






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